Exhibit 10.1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NO. 2 TO SPONSORED RESEARCH AGREEMENT

This Amendment No. 2 to the Sponsored Research Agreement (“Amendment”) by and between The Trustees of the University of Pennsylvania, a Pennsylvania nonprofit corporation (“Penn”), with offices located at Penn Center for Innovation, 3600 Civic Center Blvd, 9th Floor, Philadelphia, PA 19104-4310 (formerly 3160 Chestnut Street, Suite 200, Philadelphia, PA 19104-6283), and Cabaletta Bio, Inc., a Delaware corporation, having a place of business at 2929 Arch Street, Suite 600, Philadelphia, PA 19104 (formerly Tycho Therapeutics, Inc., a Delaware corporation, having a place of business at 501 Northwick Lane, Villanova, PA 19085) (“Sponsor”) is dated as of October 19, 2021, effective as of August 31, 2021 (“Amendment Effective Date”).  Penn and Sponsor may be referred to herein as a “Party” or, collectively, as “Parties”.

RECITALS:

WHEREAS, the Parties entered into a Sponsored Research Agreement dated April 23, 2018, and Amendment No. 1 to the Sponsored Research Agreement dated April 23, 2021 (collectively the “Agreement”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement; and

WHEREAS, the Parties now desire to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the various promises and undertakings set forth herein, the Parties agree as follows:

1.	Scope of work. The scope of work detailed in Attachment A to the Agreement is hereby supplemented to include the scope of work detailed in Attachment A-1 hereto.
2.	Reimbursement. The budget total and payment schedule set forth in Attachment A to the Agreement is hereby supplemented to include the budget and payment schedule set forth in Attachment A-1 hereto.
3.	Term. Section 7.1 of the Agreement is hereby deleted and replaced with the following:
7.1.

Term. The initial term of this Agreement shall begin on the Effective Date of this Agreement (April 23, 2018) and shall end on [***] unless terminated sooner pursuant to Sections 2.2 or 7.2 hereof.  This Agreement may be extended or renewed only by mutual written agreement executed by duly authorized representatives of the Parties.

4.

Entire Agreement of the Parties; Amendments.  The Agreement, including any Exhibits, as amended by this Amendment constitutes and contains the entire understanding and agreement of the Parties respecting the subject matter hereof and cancel and supersedes any and all prior negotiations, correspondence, understandings and agreements between the Parties, whether oral or written, regarding such subject matter.  No waiver, modification or amendment of any provision of the Agreement as amended and/or this Amendment shall be valid or effective unless made in a writing referencing the Agreement and/or this Amendment and signed by a duly authorized officer of each Party.

5.

Counterparts.  This Amendment may be executed in counterparts, each of which will be deemed an original, and all of which together will be deemed to be one and the same instrument.  A portable document format (PDF) or electronic copy of this Amendment, including the signature pages, will be deemed an original.

IN WITNESS WHEREOF, the duly authorized representatives of the Parties hereby execute this Amendment as of the date first written above.

THE TRUSTEES OF THE UNIVERSITY OF PENNSYLVANIA By: /s/ Benjamin Dibling Name: Benjamin Dibling Title: Deputy Managing Director	CABALETTA BIO, INC. By: /s/ Steven Nichtberger, M.D. Name: Steven Nichtberger, M.D. Title: CEO

I have read and understood the responsibilities of the Principal Investigator: By: /s/ Michael Milone Name: Michael Milone

Attachment A-1

Summary of Supplemental Sponsored Research

Scope of Work:

Detailed in Exhibit 1 hereto

Principal Investigator – [***]

Representative of Sponsor – [***]

Period of Performance:

[***]

Report Schedule:

Final report within [***] after expiration or earlier termination of this Agreement. Interim reports due within [***] after completion of each in vivo experiment.

Budget:

Total: $[***]

Payments under this Agreement will be payable within [***] of Sponsor’s receipt of an invoice from Penn.

Payment Schedule:

Date Payment Due	Amount of Payment Due

1. Within [***] of Sponsor’s receipt of an invoice to be issued on the [***].	1. $[***]
2. Within [***] of Sponsor’s receipt of an invoice to be issued on the [***].	2. $[***]
3. Within [***] of Sponsor’s receipt of an invoice to be issued on the [***].	3. $[***]

Exhibit 1 – Scope of Supplemental Research

[***]